SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


{X}  Filed  by  the  Registrant
{ }  Filed  by  party  other  than  the  Registrant


{ }  Preliminary  Proxy  Statement
                                          {  }  Confidential,  For  Use  of  the
                                                Commission  Only  (as  permitted
                                                by  Rule  14a-6  (e)(2))

{X }  Definitive  Proxy  Statement
{  }  Definitive  Additional  Materials
{  }  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12




                             MERIDIAN HOLDINGS, INC


Payment  of  Filing  Fee  (Check  appropriate  box):

{X}  No  fee  required.
{ }  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
{ }  Fee  paid  previously  with  preliminary  materials
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

MERIDIAN  HOLDINGS,  INC.
900  Wilshire  Boulevard,  Suite  500
Los  Angeles,  California  90017

December  1,  1999

RE:  NOTICE  OF  ANNUAL  MEETING  FOR  THE  YEAR  ENDING  DECEMBER  1999

Dear  Meridian  Holdings  Stockholder:

On behalf of the Board of Directors, it is a pleasure to invite you to attend the 1999 Annual Meeting of Stockholders to be held at 1:00 p.m. Standard Pacific time, on January 7, 2000, at the Ramada Inn, 633 Bristol Parkway, Culver City, California 90230 for the following purposes:


1. To elect five members of the Company's Board of Directors, one of whom shall be elected to serve for a three-year term, and four of whom shall each be elected to serve for a one-year term;

2. To ratify the reappointment of Andrew Smith, Certified Public Accountant, as the Company's independent certified public accountant for the fiscal year ending December 31, 1999; and

3. To consider and vote upon a proposal to approve the Company's 1999 Joint Incentive and Non-Qualified Stock Option Plan;

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Members of management will report on the Company's operations, followed by a period for questions and discussion.

The Board of Directors has fixed the close of business on November 21, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting.

We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

Thank  you  for  your  continued  support  of  the  Company.

Sincerely,


/s/  ANTHONY  C.  DIKE
--------------------------------
Anthony  C.  Dike,
Chairman  of  the  Board  &  CEO

        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                             MERIDIAN HOLDINGS, INC.

            PROXY - ANNUAL MEETING OF STOCKHOLDERS - JANUARY 7, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned stockholder of Meridian Holdings, Inc. (the "Company") hereby constitutes and appoints Anthony C. Dike, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the under- signed, to vote at the Annual Meeting of Stockholders of the Company to be held in the Ramada Inn at 6333 Bristol Parkway, Culver City, California 90230, on Saturday, January 7, 2000 at 1:00 P.M. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present for the following purposes:



                                (Check One)       FOR    AGAINST    ABSTAIN


ITEM  1:       To  elect  the  following
five  nominees  as  directors of  the  Company
to  serve  until  the  next  Annual Meeting
of  Stockholders:
     Anthony  C.  Dike                          (  )     (  )     (  )
     James  Kyle  III                           (  )     (  )     (  )
     James  Truher                              (  )     (  )     (  )
     Scott  Welman                              (  )     (  )     (  )
     Marcellina  Offoha                         (  )     (  )     (  )

ITEM  2:     To  ratify  the  appointment
 of  Andrew  Smith,  CPA as  independent
auditors  for  the  fiscal  year  ending
December  31,  1999;                            (  )     (  )     (  )

ITEM  3:    To  consider  and  vote  upon
a  proposal  to  approve the  Company's
1999 Joint  Incentive  and Non-Qualified
Stock  Option  Plan;                            (  )     (  )     (  )

ITEM 4: In his discretion, on such other matters as may properly come before the meeting or any adjournments thereof; all as more particularly described in the Company's Proxy Statement dated December 1, 1999, relating to such meeting, receipt of which is hereby acknowledged.

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Special Meeting and Proxy Statement.





                        (LABEL CONTAINING  NAME,  ADDRESS
                         AND NUMBER OF SHARES GOES HERE)




____________________________________  _________________________________
Signature                             Signature (if jointly held)
____________________________________  _________________________________
Print Name                            Print Name
____________________________________  _________________________________
Dated                                 Dated



(Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)
 .

-
--------------------------------------------------
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE
-
--------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be Held January  7, 1999 1:00 P.M.


                             MERIDIAN HOLDINGS, INC.
                          900 Wilshire Blvd.  Suite 500
                              Los Angeles, CA 90017




To  the  Stockholders  of  Meridian  Holdings,  Inc.

The annual meeting of stockholders of Meridian Holdings, Inc., a Colorado corporation (the "Company"), will be held at 1:00 p.m. Standard Pacific time, on January 7, 2000, at the Ramada Inn, 633 Bristol Parkway, Culver City,
California  90230  for  the  following  purposes:


1. To elect five members of the Company's Board of Directors, one of whom shall be elected to serve for a three-year term, and four of whom shall each be elected to serve for a one-year term;

2. To consider and vote upon a proposal to approve the Company's 1999 Joint Incentive and Non-Qualified Stock Option Plan;

3. To ratify the reappointment of Andrew Smith, Certified Public Accountant, as the Company's independent certified public accountants for the fiscal year ending December 31, 1999; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


The Board of Directors has fixed the close of business on November 21, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting may be examined at the offices of the Company situated at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017 during the ten-day period preceding the Annual Meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares. No postage need be affixed if the proxy is mailed in the United States.

                                             By order of the Board of Directors,

                                        /s/  ANTHONY  C.  DIKE
                                        ----------------------

                                 Anthony C. Dike

                                    Secretary

Los  Angeles,  California
December  1,  1999

                             MERIDIAN HOLDINGS, INC
                        900 Wilshire Boulevard, Suite 500
                         Los Angeles, California  90017

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JANUARY 7, 2000


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Meridian Holdings, Inc., a Colorado corporation (the "Company"), of proxies from the holders of the Company's common stock, $.001 par value, (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held at 1:00 p.m. Standard Pacific time, on January 7, 2000, at Ramada Inn, 6333 Bristol Parkway, Culver City, California
90230  or  at  any   adjournment(s)   or  postponement(s)  thereof  (the
"Meeting"), pursuant to the enclosed Notice of Annual Meeting. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to holders of Common Stock is November 21, 1999. Stockholders should review the information provided herein in conjunction with the Company's 1999 Annual Report, which accompanies this Proxy Statement.


                               GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (1) giving written notice of such revocation to the Company, care of the Secretary, Meridian Holding Inc., 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.
Shares represented by properly executed proxies will be voted at the Annual Meeting as specified, unless such proxies are subsequently revoked as provided above. If no choice is specified on a valid, unrevoked proxy, the shares will be voted as recommended by the Board. Proxies will also authorize the shares represented thereby to be voted on any matters not known as of the date of this Proxy Statement that may properly be presented for action at the Annual Meeting.

On November 30, 1999, the record date for determination of stockholders of the Company entitled to vote at the Annual Meeting (the "Record Date"), there were 25,957,500 shares of the Company's common stock outstanding (the "Common Stock"), each share of which entitles the holder thereof to one vote on all matters. The holders of a majority of the Common Stock present in person or represented by proxy will constitute a quorum for transaction of business at the Annual Meeting.

This Proxy Statement and the Form of Proxy will be sent to the Company's stockholders on or about December 1, 1999.


         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be born by the Company. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:


1. To elect five members of the Company's Board of Directors, one of whom shall be elected to serve for a three-year term, and four of whom shall each be elected to serve for a one-year term;

2. To consider and vote upon a proposal to approve the Company's 2000 Joint Incentive and Non-Qualified Stock Option Plan;

3. To ratify the reappointment of Andrew Smith, Certified Public Accountant, as the Company's independent certified public accountant for the fiscal year ending December 31, 1999; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) for the election of the five nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                          ITEM 1. ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than nine. The Board of Directors has fixed at five the number of directors that will constitute the Board. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. Anthony C. Dike, MD, James L. Kyle III, MD, James W. Truher, Scott W. Wellman, Esq., and Marcellina Offoha, Ph.D. and proxies will be voted for such persons absent contrary instructions.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Certain information concerning the nominees for election as directors is as follows:

     Anthony C. Dike, MD. Dr. Dike, age 45 years---Dr. Dike has been the Chairman of the Board, Chief Executive Officer and President of the Company since May 25, 1999.Dr. Dike, a physician by training and an entrepreneur that has funded and developed various start-up high technology businesses from inception to fruition through his private Investment Firm, MMG Investments, Inc., a California Corporation. He is the founder of CGI Communications
Services, Inc. , a specialized Internet, Intranet and Extranet services provider; Bolingo.Com, the worlds largest high technology Store; Capnet.Com, and Capnet Gateway Online Services, Internet Portal that provides a one-stop-center for information regarding Healthcare, High-Technology and Humanity; Bidafair.com, an Internet auction website, PricePickers.Com, and Internet-based general Merchandise store, Capnet IPA-an Internet-based healthcare transaction management company. Capnet IPA has service agreements in place with over seven payors, 15 community hospitals, four teaching hospitals and 500 participating physicians in the Greater Los Angeles County. Dr. Dike is also the founder of Meridian Medical Enterprises Corporation, Meridian Health Systems P.C, and
Meridian  Medical  Group, P.C.  In 1991, Dr. Dike founded Intercare Diagnostics,
Inc., a United States Food and Drug Administration (USFDA) registered bio-medical software manufacturing company, with over five multimedia healthcare related software programs in the market. He also pioneered the design and development of the Mirage Systems Biofeedback Software program, the first United States Food and Drug Administration approved Software only program for biofeedback, self-regulation and relaxation training. Dr. Dike has served in various capacities as a consultant to United States Department of Education Office of Special Education grant applications peer review panel, where he was recently appointed to serve in the standing panel for the next three years. Dr. Dike served as a consultant to the United Nations "TOKTEN" (Transfer of Knowledge by Foreign Nationals) Program for the United Nations "Sustainable Human Development Projects" in Africa in 1997.

     James L. Kyle III, MD. M-Div, Dr. Kyle III, age 42 years--- Dr. Kyle has been the Director and Secretary of the Company since August 9, 1999. Dr. Kyle is currently the Interim Dean of Charles R. Drew University of Medicine and Science, Los Angeles, California. Prior to this appointment, he was the Chief Medical Officer and Director of Clinical Business Development of the University since March 1996. Dr. Kyle was the President and Chief Executive Officer of
Sharp Health Plan and a Vice President, Community Care Division of Sharp Healthcare from March 1994 through March 1996. During the period from June 1990 through March 1994, Dr. Kyle started and maintained a private practice of internal medicine in Long beach California. Dr. Kyle received his Bachelor of Arts degree in Religion from Loma Linda University and his Masters of Divinity from Andrews Theological Seminary. Dr. Kyle received his Medical Degree from UCLA in 1987. Dr. Kyle performed his residency at UCLA, Department of Medicine and received his California Medical License in 1988.

     James W. Truher. Mr. Truher, age 63 years---Mr. Truher has been a Director of the Company since August 19, 1999. Mr. Truher has over 40 years management and engineering experience in the telecommunications industry. He is currently, the Chairman and Chief Executive Officer of Superwire.Com, an internet services and content provider company. Mr. Truher owns Columbia Management Corp., a telecommunications services and investment company. Mr. Truher also serves as a principal of Sanga International, Inc., one of the top five leading Java Software Partners of Sun Microsystems, Inc. In 1988, Mr. Truher founded and served as Chairman of the Board and Chief Executive Officer of SelecTel Corporation, which prior to a merger with a public company, was an AT&T Co-Marketing Partner and System Integration company. Mr. Truher then served as Chairman and Chief Executive Officer of two publicly traded NASDAQ telecom companies and has worked extensively with foreign PTT telephone companies. In 1981, Mr. Truher founded and was the Chief Executive Officer of Polaris Intelcom, the first shared tenant service company in California.

     Scott W. Wellman, Esq---Mr. Wellman, age 46, became a director of the Company in October 1999, Mr. Wellman is a senior partner of a law firm Wellman & Warren, LLP in Irvine California, specializing in business law and complex business litigation with particular emphasis in securities matters, regulatory enforcement matters, unfair competition, real estate, and international business transactions. A graduate of University of California, Los Angeles, with BA in Mathematics, Scott Wellman received his Juris Doctor as well as his Masters degree in Economics in 1978 from the University of Southern California. Mr. Wellman serves as an Adjunct Professor of Law at Whittier Law School, where he teaches International Business Litigation and International Transactions. Mr. Wellman has been the lecturer and or guest panelist for numerous seminars, and has several publications.

     Marcellina Offoha, Ph.D.---Ms. Offoha, age 45, became a director of the Company in October 1999, Ms. Offoha has extensive experience in teaching and counseling. Ms. Offoha has taught at several universities such as Shaw University, Ithaca College, State University of New York, Philadelphia College of Pharmacy & Science, Temple University, and Morgan State University. Ms. Offoha holds a Ph.D. in Sociology from Temple University, Philadelphia, Pennsylvania.

With the exception of Anthony C. Dike and Ms. Marcellina Offoha, none of the directors are, or have been employed by the Company. There are no family relationships between any directors or executive officers.

The election of the nominees requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon.

The business of the Company is managed under the direction of the Board. The Board presently consists of five directors, three of which are outside members and two of which are officers of the Company. The Board members will serve until their successors are elected at the 2000 Annual Meeting, unless they earlier resign or are removed as provided in the Bylaws.

At present, the Board of Directors has no standing committees. The Board may, at its discretion, designate one or more standing committees as are necessary in the future to help manage the business and affairs of the Company.

Term  and  Classification  of  Board  of  Directors

The Board of Directors has determined that there will be only one Class of Directors and the full Board shall consist of five directors. Directors are elected each year for one-year term. The stockholders will elect five directors for the coming year.

Meetings  and  Committees  of  the  Board  of  Directors

         During the fiscal year ended December 31, 1998, the Company's Board of Directors acted five times by a unanimous written consent in lieu of a meeting.


Executive  Officers

The  executive  officers  of  the  Company  are  as  follows:

Anthony  C.  Dike,    .Chairman/CEO  and  CFO

Russ  A.  Lyon    Chief  Technology  Officer

                             EXECUTIVE COMPENSATION

The table below shows information concerning the annual and long-term compensation for services in all capacities to the Company for the Chief Executive Officer and other full-time employee executive officers of the
Company:

                              Summary Compensation

                               Annual Compensation


Name             Year     Salary         Bonus      Stock Option   All Other Compensation
Anthony C. Dike  1999  $144,000 (F1)            0              0                        0

Russ A. Lyon     1999  $    100,000   $25,000 (F2)   500,000 (F3)                       0

F1:  Payment  of  salary  has been deferred until such time as the Company has sufficient capital  to  commence  such  payment.

F2:  Executive  shall  be  entitled to earn a bonus with respect to each year of the Term during which Executive is employed under the Employment  Agreement up to $25,000(prorated
                                                                          ------
for  partial  years)  based

upon  the  following  criteria:  a)  $     15,000      if  the Company meets its
                                           ------
business plan as established by the Board of Directors for the year in question (as established by the Board of Directors) and does not exceed its capital budget for such year; b) an additional $5,000 if the Company exceeds its
                                               -----
business  plan  by  at least five percent (5%), and c) the remaining $     5,000
                                                                           -----
 at the discretion of the Board. For purposes of determining whether the Company has met its business plan, income and expense relating to acquisitions and new projects made during the year shall be disregarded unless such acquisitions or projects were included in the business plan for the year and the plan shall be equitably adjusted for divestitures made during the year not contemplated by the business

F3: As an additional element of compensation to Executive, in consideration of the services to be rendered hereunder, the PARENT COMPANY shall grant to Executive options to purchase 500,000 restricted shares of the PARENT
                                  -------
COMPANY'S  common  stock, 150,000 of which shall have an exercise price equal to
                          -------
the fair market value of such stock on the date hereof, and the remaining 350,000options which represents a signing bonus of 200,000 shares, and the
      -
first year option of 150,000 restricted shares of common stock shall have an exercise price of $0.50/share (175,000Dollars). The terms and conditions of
                     -----------   -------
such options shall be governed by a Stock Option Agreement between the Company and Executive, in the form attached hereto as Exhibit "B".

Indemnification

         The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except in situations where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's by-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except in relation to matters with respect to which such persons shall be determined to have acted not in good faith, unlawfully or not in the best interest of the Company.

         INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms the file.

         To the Company's knowledge, based solely on review of the copies of such forms that were furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1998, the Company's officers, directors and greater than 10% stockholders complied with all filing requirements under Section 16(a) applicable to such persons.

                        REPORT OF THE BOARD OF DIRECTORS

The Board of Directors, which consists of five directors, three of which are outside members and two of which are officers of the Company, establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executive officers. The Company does not have a separate Compensation Committee of its Board of Directors. The Company's objective is to ensure that executive compensation be directly linked to ongoing improvement in corporate performance and increasing shareholder value. The following objectives are guidelines for compensation decisions: Job Classification. The Company assigns a job grade to each salaries position, and each job grade has a salary range, which is based on national salary surveys. These salary ranges are reviewed annually to determine parity with national compensation trends, and to ensure that the Company maintains a competitive compensation structure. Competitive Salary Base. Actual salaries are based on individual performance contributions within a competitive salary range for each position established through job evaluation and market comparisons. The salary of each corporate officer is reviewed annually by the Board of Directors. Stock Option Programs. The purposes of the Company's ESOP and SOP are to provide additional incentives to employees to work to maximize shareholder value. The ESOP is open to all full-time employees of the Company and the SOP is open to participation by key employees and other persons as determined by the Board, based upon a subjective evaluation of the key employee's ability to influence the Company's long-term growth and profitability. Stock options under the ESOP may be granted at the current market price at the time of the grant or under the SOP at prices as determined by the Board. With specific reference to the Chief Executive Officer, the Board attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, the Board attempts to relate executive compensation to those variables over which the individual executive generally has control. The Chief Executive Officer has the primary responsibility for improving shareholder value for the whole Company. The Board believes that it's objectives of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholders' value is increased and executives are rewarded commensurately. The Board believes that compensation levels during 1998/1999 adequately reflect the Company's compensation goals and policies. In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to a company's senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While the Company generally intends to qualify payment of compensation under section 162(m), the Company reserves the right to pay compensation to its executives from time to time that may not be tax deductible.

The Company will compensate the members of the Board of Directors for each meeting he/she attends, in the amount of $400 cash or equivalent in the form of the Company's Common Stock at the fair market value.

                             MARKET FOR COMMON STOCK

The Company's Common Stock is traded on the Bulletin Board maintained by the National Association of Securities dealers, Inc. under the symbol "MEHO." The price range of the Company's Common Stock has varied significantly in the past months ranging from a high bid of $1.00 and a low bid of $0.125 per share. The above prices represent inter-dealer quotations without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on November 21, 1999 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, 25,957,500 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

         The attendance, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum. The affirmative vote of a plurality of the shares of Common Stock present and voting at the meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and voting at the Meeting is required to pass upon the proposals to ratify and approve the Company's 1999 Joint Incentive and Non-Qualified Stock Option Plan and the reappointment of Andrew Smith CPA as independent certified public accountants. Abstentions and broker non-votes (hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         As of the Record Date, the directors of the Company owned in the aggregate 25,000,000 shares of Common Stock constituting approximately 96% of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting. See "Security Ownership of Certain Beneficial Owners," "Security Ownership of Management" and "Election of Directors -- Certain Transactions."

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL  OWNERS

         The following table sets forth, as of November 1, 1999 to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock,
(ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of                       Amount and Nature of
Beneficial Owner                 Title    Beneficial Ownership   Status   Percent of Class
------------------------------  --------  --------------------  --------  -----------------
Anthony C. Dike, M.D.           Director            25,000,000  Active                  96%

James L. Kyle III, M.D.         Director                        Active

James W. Truher                 Director                        Active

Scott W. Wellman, Esq.          Director                        Active

Marcellina Offoha, Ph.D         Director                 2,500  Active             > 0.001%

All directors and Officers as
a group (six persons)                               25,002,500
Charles Okehie                  Director               650,000  Resigned                 2%

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR ELECTION OF THE NOMINEES AS THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE YEAR 2000

                                    ITEM II.

            PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN

         On July 29th 1999, the Board of Directors of the Company adopted the Company's 1999 Joint Incentive and Non-Qualified Stock Option Plan (the "1999 Plan"). The 1999 Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. The text of the 1999 Plan is set forth in Exhibit A hereto.

         The  Company  has  no  other  stock  option  plan.

Under the 1999 Plan, options to purchase up to 5,000,000 shares of Common Stock may be granted to key employees of the Company and directors, consultants and other individuals providing services to the Company through July , 2009. Such options may be intended to qualify as "incentive stock options" with respect to employees within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may be intended not to qualify under such Section 422 ("non-qualified stock options").

         The 1999 Plan will be administered by the Option Committee of the Board of Directors (the "Committee"). The 1999 Plan allows the Board of Directors of the Company to designate a committee of at least two non-employee directors to administer the 1999 Plan for the purpose of complying with Rule 16b-3(d)(1) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the 1999 Plan. The Committee will determine the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Committee may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Because the officers and the employees of the Company who may participate in the 1998 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees. Options granted under the 1999 Plan must be exercised within a period fixed by the Committee, which may not exceed ten years from the date of grant, or, in the case of incentive stock options granted to a holder of more than 10%
of the total combined voting power of all classes of stock of the Company, five years from the date of grant of the option. Options may be made exercisable immediately or in installments, as determined by the Committee.

         Options granted under the 1999 Plan are not transferable other than by will or the laws of descent and distribution during the lifetime of the Optionee and may be exercised only by the Optionee. The 1999 Plan provides that, in the case of an incentive stock option, the exercise price of an option may not be less than the fair market value of the Common Stock on the date of grant of the option, and, if the Optionee is a holder of more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price of an option may not be less than 110% of the fair market value of the Common Stock on the date of grant of the option. The exercise price may be paid in cash, shares of Common Stock owned by the Optionee, or a combination of cash and shares.

         Stock options granted under the 1999 Plan may include the right to acquire a reload option. If a participant pays all or part of the purchase price of an option with shares of the Company's Common Stock held by the participant for at least six months, then upon exercise of the option, the participant is granted a reload option to purchase, at the fair market value as of the date of grant of the reload option, the number of whole shares used by a participant in the payment of the purchase price. A reload option is not exercisable until the earlier of one year from the date of grant or the first day after the expiration date of the option being exercised.

         The 1999 Plan provides that in the event of changes in the corporate structure of the Company or certain events affecting the Common Stock, the Board, or the Committee, may, in its discretion, make adjustments with respect to the number or kind of shares that may be issued under the 1998 Plan or that may be covered by outstanding options, or in the exercise price per share, or in the vesting of any options, or any combination of such terms. The 1999 Plan provides that in connection with any merger or consolidation in which the Company is not the surviving corporation and that results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), any sale or transfer by the Company of all or substantially all of its assets or any tender offer or exchange offer for the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options fully vested under the 1999 Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation, the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested.

         For Federal income tax purposes, an Optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

         Upon the exercise of a non-qualified stock option, the Optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be entitled to a deduction from income in the same amount and at the same time as the Optionee realizes such income. Upon the sale of shares purchased upon such exercise, the Optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option.

         In contrast, upon the exercise of an incentive stock option, an Optionee will not realize income, and the Company will not be entitled to a deduction relating thereto. However, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of the calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise. If the Optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the Optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the Optionee will realize ordinary income, and the Company will be entitled to a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE 1999 STOCK OPTION 1999 PLAN.


                                    ITEM III.

    PROPOSAL TO RATIFY THE REAPPOINTMENT OF ANDREW SMITH, CPA AS  INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         Mr. Andrew Smith, Certified Public Accountant, audited the Company's financial statements for the fiscal year ended December 31, 1998, and the Board of Directors has selected Mr. Andrew Smith to serve as independent certified public accountant for the fiscal year ending December 31, 1999. The Board wishes to obtain from the stockholders a ratification of the Board's action in appointing Andrew Smith, and such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The Board has approved the engagement of Andrew Smith for audit services. Mr. Andrew Smith is expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement if he desires to do so. Mr. Smith will also be available to respond to appropriate questions. In the event the appointment of Andrew Smith, as independent auditors for fiscal year 1999, is not ratified by the stockholders the adverse vote will be considered as a direction to the Board to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1999 will be permitted to stand unless the Board finds other good reason for making a change.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ANDREW SMITH, CPA AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999


                                 OTHER BUSINESS

         The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters, which may come before the meeting.


                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2000 Annual Meeting of Stockholders must be received by the Company by September 31, 2000. Such proposals should be directed to Meridian Holdings, Inc., Attention: Secretary, 900 wilshire Blvd., Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.


                STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

Any proposals of stockholders intended to be considered by the Company for inclusion in the proxy materials for the 2000 Annual Meeting of Stockholders must be received by the Company by September 30, 2000. Such proposals should be directed to Meridian Holdings, Inc., Attention: Secretary, 900 Wilshire Blvd, Suite 500 Los Angeles, CA 90017. No stockholder proposals were received for inclusion in this Proxy Statement.

                                  OTHER MATTERS

The Company is not aware of any other business to be represented at the Annual Meeting. However, should any additional matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. The enclosed proxy confers discretionary authority to take action with respect to any additional matters which may come before the meeting.

                               PROXY SOLICITATION

All expenses in connection with solicitation of proxies will be borne by the Company. In addition to solicitation by mail, proxies may be solicited personally by telephone, telecopy or telegraph by Company officers and employees. Brokers, banks, nominees, fiduciaries and other custodians will be requested to solicit beneficial owners of shares and will be reimbursed for their expenses.

                        ADDITIONAL INFORMATION AVAILABLE

The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. Stockholders may obtain a copy of this report (without exhibits), without charge, by writing to Corporate Meridian Holdings, Inc. 900 Wilshire Blvd, Suite 500, Los Angeles CA 90017

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

/s/  ANTHONY  C.  DIKE
----------------------  Anthony  C.  Dike,  MD,  Chairman  &CEO


/s/  James  Klye  III
----------------------  James  Kyle  III,  MD,  M.Div,  Director


/s/  James  Truher
----------------------  James  Truher   Director

/s/  Scott  Welman
----------------------  Scott  Welman,  Esq,   Director

/s/  Marcellina Offoha
----------------------  Marcellina  Offoha,  Ph.D,  Director

                                   By  order  of  the
                                   Board  of  Directors


                                   Anthony  C.  Dike,  MD
                                   Chairman  of the Board

                                    EXHIBIT A
                               STOCK  OPTION  PLAN

                                       OF
                            MERIDIAN  HOLDINGS,  INC.


      SECTION  1 - DESCRIPTION OF PLAN.   The Stock Option Plan (the "Plan"), of
      ---------------------------------
Meridian Holdings, Inc. (the "Company"), a corporation organized under the laws of the State of Colorado. Under this Plan, key employees of the Company or any present and future subsidiaries of the Company to be selected as below set forth, may be granted options (the "Options") to purchase shares of the Common
Stock, par value, $0.001 per share, of the Company ("Common Stock"). For purposes of this Plan, the term "subsidiary" mean any corporation 50% or more of the voting stock of which is owned by the Company or by a subsidiary (as so defined) of the Company. It is intended that the Options under this Plan will either qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and be designated
"Incentive Stock Options" or not qualify for such treatment and be designated "Non-qualified Stock Options".


      SECTION  2  -  PURPOSE  OF PLAN.   The purpose of the Plan and of granting
      --------------------------------
options to specified employees is to further the growth, development and financial success of the Company and its subsidiaries by providing additional incentives to certain key employees holding responsible positions by assisting them to acquire shares of Common Stock and to benefit directly from the Company's growth, development and financial success.


      SECTION  3  -  ELIGIBILITY.   The persons who shall be eligible to receive
      ---------------------------
grants of Options under this Plan shall be the directors, officers, key employees and consultants of the Company or any of its subsidiaries. A person who holds an Option is herein referred to as an"Optionee". More than one Option may be granted to any one Optionee, however no Optionee may be granted options to purchase an aggregate number of shares of Common Stock amounting to thirty percent (30%) or more of the total number of shares that may be issued pursuant to this Plan upon the exercise of Options granted hereunder.

      For Incentive Stock Options, the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all Incentive Stock Option plans of the Company or any subsidiary which are qualified under Section 422 of the Code) shall not exceed $5,000,000.00 .

      SECTION  4  --  ADMINISTRATION.   The  Plan  shall  be  administered  by a
      -------------------------------
committee (the "Option Committee") to be composed of at least two "disinterested" (as such term is used in Rule 16b-3 promulgated under the
Securities Exchange Act of 1934) members of the Board of Directors of the Company (the "Board"). Members of the Option Committee shall be appointed, both initially and as vacancies occur, by the Board, to serve at the pleasure of the Board. The entire Board may serve as the Option Committee, if by the terms of this Plan all Board members are otherwise eligible to serve on the Option
Committee. No person may serve as a member of the Option Committee if such person (a) is eligible to receive an Option under the Plan or under any other plan of the Company entitling the participants to acquire Common Stock or stock options of the Company or any of its affiliates (other than plans excepted by Rule 16b-3(c)(2)), or (b) was so eligible at any time within the preceding one-year period. The Option Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute quorum, and the decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Option Committee. A memorandum signed by all of its members shall constitute the decision of the Option Committee without necessity, in such event, for holding an actual meeting. The Option Committee is authorized and empowered to administer the Plan and, subject to the Plan, including the provisions of
Section 17, (i) to select the Optionees, to specify the number of shares of Common Stock with respect to which Options are granted to each Optionee, to specify the Option Price and the terms of the Options, and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with this Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan (v) to accelerate the time during which an Option may be exercised, notwithstanding the provisions of the Option Agreement (as defined in Section
12) stating the time during which it may be exercised; (vi) to accelerate the date by which any unexercised but vested portion of an Option terminates, thereby requiring the Optionee to exercise the vested unexercised portion of such Option or forfeit it, but in no event shall such date be less than two (2) weeks later than the date the Optionee is informed of such acceleration; and
(vii) to determine the rights and obligations of participants under the Plan. The interpretation and construction by the Option Committee of any provision of the Plan or of any Option granted under it shall be final. No member of the Option Committee shall be liable for any action or determination made in good faith with respect to the Plan of any Option granted under it.

      SECTION  5 -- SHARES SUBJECT TO THE PLAN.   The aggregate number of shares
      -----------------------------------------
of Common Stock which may be purchased pursuant to the exercise of Options (whether Incentive Stock Options or Non-qualified Stock Options) granted under the Plan shall not exceed 2,000,000 shares. Upon the expiration or termination for any reason of an outstanding Option which shall not have been exercised in full or upon the repurchase by the Company of shares of Common Stock issued pursuant to rights of repurchase, any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or which shall have been repurchased shall again become available for the granting of additional Options under the Plan.

      SECTION 6 -- OPTION PRICE.  Expect as provided in Section 11, the purchase
      --------------------------
price per share (the "Option Price") of the shares of Common Stock underlying each Option shall be not less than the fair market value of such shares on the date of granting of the Option. Such fair market value shall be determined by the Option Committee on the basis of reported closing sales price on such date or, in the absence of reported sales price on such date, on the basis of the average of reported closing bid and asked prices on such date. In the absence of either reported sales price or reported bid and asked prices, the Option Committee shall determine such market value on the basis of the best available evidence.


      SECTION  7  --  EXERCISE  OF OPTIONS.   Subject to all other provisions of
      -------------------------------------
this Plan, each Option shall be exercisable for the full number of shares of Common Stock subject thereto, or any part thereof, in such installments and at such intervals as the Option Committee may determine in granting such Option, provided that (i) each Option shall become fully exercisable no later than five
(5) years from the date the Option is granted, (ii) the number of shares of Common Stock subject to each Option shall become exercisable at the rate of at least 20% per year each year until the Option is fully exercisable, and (iii) no option may be exercisable subsequent to its termination date. Each Option shall terminate and expire, and shall no longer be subject to exercise, as the Option Committee may determine in granting such Option, but in no event later than ten years after the date of grant thereof. The Option shall be exercised by the Optionee by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Board may approve from time to time, including, without limitation and in the sole discretion of the Board, the assignment and transfer by the Optionee to the Company of outstanding shares of the Company's Common Stock theretofore held by Optionee.

      SECTION 8 -- ISSUANCE OF COMMON STOCK.   The Company's obligation to issue
      --------------------------------------
shares of its Common Stock upon exercise of an Option granted under the Plan is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or ruling or regulations or the making of such investment or other representations and undertakings by the Optionee (or his or her legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. Such required representations and undertakings may include representations and agreements that such Optionee (or his or her legal representative, heir or legatee): (a) is purchasing such shares for investment and not with any present intention of selling or otherwise disposing thereof; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, and appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertaking which such Optionee and undertaking which such Optionee has given to the Company or a reference thereof, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Optionee must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies. The Company will make a reasonable good faith effort to comply with such state and/or federal laws, rulings or regulations as may be applicable at the time the Optionee (or his or her legal representative, heir or legatee, as the case may be) wishes to exercise an Option, provided that the Optionee (or his or her legal representative, heir or legatee) also makes a reasonable good faith effort to comply with said laws, rulings and regulations; however, there can be no assurance that either the Company or the Optionee (or his or her legal representative, heir or legatee), each in the respective exercise of their reasonable good faith business judgment, will in fact comply with said laws, ruling and regulations.


      SECTION  9  --  NONTRANSFERABILITY.   No  Option  shall  be  assignable or
      -----------------------------------
transferable, except that an Option may be transferable by will or by the laws of descent and distribution or pursuant to qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, provided such Option explicitly so provides. During the lifetime of an Optionee, any Option granted to him or her shall be exercisable only by him or her. After the death of an Optionee, the Option granted to him (if so transferable) may be exercised, prior to its termination, only by his or her legal representative, his legatee or a person who acquired the right to exercise the Option by reason of the death of the Optionee.


      SECTION  10  -- RECAPITALIZATION, REORGANIZATION, MERGER OR CONSOLIDATION.
      --------------------------------------------------------------------------
If the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or like capital adjustment, a proportionate adjustment shall be made (a) in the aggregate number of shares of Common Stock which may be purchased pursuant to the exercised of Options granted under the Plan, as provided in Section 5, and
(b) in the number, price, and kind of shares subject to any outstanding Option granted under the Plan.

      Upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation in which the Company does not survive or in which the equity ownership of the Company prior to such transaction represents less than 50% of the equity ownership of the Company subsequent to the transaction, the Plan and each outstanding Option shall terminate; provided that the Company will give written notice thereof each Optionee at least thirty
(30) days prior to the date of such dissolution, liquidation, reorganization, merger or consolidation, and in such event (a) the Company may, but shall not be obligated to, with respect to each Optionee who is not tendered an option by the surviving corporation in accordance with all of the terms of provision (b) immediately below, grant the right, until ten days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation, to exercise, in whole or in part, any unexpired Option or Options issued to him or her, without regard to the surviving entity.

SECTION  12  --  OPTION  AGREEMENT.  Each Option granted under the Plan shall be
-----------------------------------
evidenced by a written stock option agreement executed by the Company and accepted by the Optionee, which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein, (b) shall contain terms and conditions permitting such Option to qualify for treatment as an incentive stock option under Section 422 of the Code if the Option is designated an Incentive Stock Option, (c) may contain the agreement of the Optionee to resell any Common Stock issued pursuant to the exercise of Options granted under the Plan to the Company (or its assignee) for the Option Price of such Options to the extent any vesting restrictions apply to such Common Stock, or for the then fair market value of such Common Stock if no such restrictions then apply, (d) may contain the agreement of the Optionee granting a right of first refusal to the Company (or its assignee) on transfers of Common Stock no subject to vesting restrictions, and (e) may contain such other terms and conditions as the Option Committee deems desirable and which are not inconsistent with the Plan. With regard to agreements of the Optionee contemplated by items (c) and (d) of the previous sentence, the Company's rights pursuant to a right of first refusal and, notwithstanding any other termination provisions, the Company's right to repurchase vested shares shall terminate upon the closing of the first sale of the Common Stock of the Company to the public pursuant to a registration statement filed with, and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, with gross proceeds to the Company as seller of not less than $7.5 million before deducting underwriting commissions, or upon the liquidation or dissolution of the Company.

      SECTION  13 -- RIGHTS AS A SHAREHOLDER.  An Optionee or a transferee of an
      ---------------------------------------
Option shall have no rights as a shareholder with respect to any shares covered by this Option until exercise thereof, except that each Optionee shall have the right to receive a copy of the Company's audited financial statements (if available) no later than 120 days following the end of each fiscal year of the Company. No adjustment shall be made for dividends (Ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights of which the record date is prior to the exercise date, except as expressly provided in Section 10.

      SECTION 14 -- TERMINATION OF OPTIONS.   Each Option granted under the Plan
      -------------------------------------
shall set forth a termination date thereof, which date shall be not later than ten years from the date such Option is granted. In any event all Options shall terminate an expire upon the first to occur of the following events:

     (a) the expiration of three months from the date of an Optionee's termination of employment (other than by reason of death), except that if an Optionee is then disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of such Optionee's termination of employment; or

     (b) the expiration of one year from the date of the death of an Optionee if his or her death occurs while he or she is, or not later than three months after he or she has ceased to be, employed by the Company or any of its subsidiaries in a capacity in which he or she would be eligible receive grants of Options under the Plan; or

     (C)  the  termination  of  the  Option  pursuant to Section 10 of the Plan.

      The termination of employment of an Optionee by death or otherwise shall not accelerate or otherwise affect the number of shares to which an Option may be exercised and such Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Optionee on the date of such termination.


      SECTION  15 -- WITHHOLDING OF TAXES.   The Company may deduct and withhold
      ------------------------------------
from the wages, salary, bonus and other compensation paid by the Company to the Optionee the requisite tax upon the amount of taxable income, if any, recognized by the Optionee in connection with the exercise in whole or in part of any Option or the sale of Common Stock issued to the Optionee upon exercise of the Option, all as may be required from time to time under any federal or state laws and regulations. This withholding of tax shall be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's concurrent or next payment of wages, salary, bonus or other income to the Optionee or by payment to the Company by the Optionee of required withholding tax, as the Option Committee may determine.

      SECTION  16  -- EFFECTIVENESS AND TERMINATION OF PLAN.   The Plan shall be
      ------------------------------------------------------
effective  on  the  date on which it is adopted by the Board; provided, however,
(a) the Plan shall be approved by the shareholders of the Company within 12 months of such date of adoption by the Board, (b) no Option shall be exercised pursuant to the Plan until the Plan has been approved by the shareholders of the Company, and (c) no Option may be granted hereunder on or after that date which is ten years form the effective date of the Plan. The Plan shall terminate when all Options granted hereunder either have been fully exercised, and all shares of Common Stock which may be purchased pursuant to the exercise of such Options have been so purchased, or have expired; provided, however, that the Board may in its absolute discretion terminated the Plan at any time. No such termination, other than as provided for in Section 10 hereof, shall in any way affect any Option then outstanding.

      SECTION 17 -- AMENDMENT OF PLAN. The Board may (a) make such changes in the terms and conditions of granted Options as it deems advisable, provided each Optionee affected by such change consents thereto, and (b) make such amendments to the Plan as it deems advisable. Such amendments and changes shall include, but not be limited to, acceleration of the time at which an Option may be exercised, but may not, without the written consent or approval of the holders of a majority of that voting stock of the Company which is represented and is entitled to vote at a duly held shareholders meeting (a) increase the maximum number of shares subject to Options, except pursuant to Section 10 of the Plan
(b) decrease the Option Price requirement contained in Section 6 (except as contemplated by Section 11) of the Plan (c) change the designation of the class of employees eligible to receive Options (d) modify the limits set forth in
Section 3 of the Plan regarding the value of Common Stock for which any Optionee may be granted Options, unless the provisions of Section 422(d) of the Code are likewise modified or (e) in any manner materially increased the benefits accruing to participants under the Plan.


BE  IT  RESOLVED:

     The terms and conditions of this Stock Option Plan are accepted by the Corporation on this 28th day of July 1999.



/S/  ANTHONY  C.  DIKE
-------------------------
Anthony  C.  Dike
Chief  Executive  Officer                              SEAL

                                    EXHIBIT B

                            STOCK  OPTION  AGREEMENT


AGREEMENT, made this ____ day of ______, 1999, by and between MERIDIAN HOLDINGS, INC., a Colorado corporation, hereinafter referred to as the "Company"
and             ,  an  individual,  hereinafter  referred  to as the "Optionee".

                                   WITNESSETH:

WHEREAS, pursuant to the resolution adopted by the Board of Directors of the Company, the Company has entered into a Employment Agreement with the Optionee and, pursuant to the Agreement, the Company has agreed to grant to the Optionee an Option to purchase shares of common stock of the Company at the prices per share hereinafter set forth, such option to be for the term and upon the terms and conditions hereinafter stated;

NOW THEREFORE, in good consideration of the promises, the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:

1.     OPTION.  The  Company  hereby grants to the Optionee the right and option
       -------
(hereinafter referred to as the "Option") to purchase all or any part of an aggregate of 500,000 shares of common stock of the Company (hereinafter referred to as the "Shares") on the terms and conditions herein set forth.

2.     TERM.  The term of the Option shall commence on the September 1, 1999 and
       -----
shall expire Sixty (60) months from such date on September 1, 2004, save and except that upon termination of the Agreement, the Option granted herein shall cease and expire ninety (90) days from the date of terminating the Agreement.

3.         PURCHASE  PRICE.  The  purchase  price  of  the  Option  shall  be
           ----------------
______dollars ($XXXX.) the receipt and sufficiency of which is hereby acknowledged. The purchase prices of the Shares covered by the Option shall increase in a range from $0.25 to $25.00 per share. The Optionee has the right to purchase Shares in accordance with the following schedule, which purchase price shall be payable in full, in cash or note, upon exercise of the Option in accordance with the terms and conditions here provided:

          A.     XXXX  SHARES  AT  A  PRICE  OF  $.25  PER  SHARE
          B.     XXXX  SHARES  AT  A  PRICE  OF  $.50  PER  SHARE
          B.     XXXX  SHARES  AT  A  PRICE  OF  $2.50  PER  SHARE
          C.     XXXX  SHARES  AT  A  PRICE  OF  $5.00  PER  SHARE
          D.     XXXX  SHARES  AT  A  PRICE  OF  $10.00  PER  SHARE
          E.     XXXX  SHARES  AT  A  PRICE  OF  $25.00  PER  SHARE

4. SECURITIES TO BE REGISTERED. Both the Option and the Shares covered by the Option shall be "registered securities" as defined for the General Rules and Regulations under the Securities Act of 1933, as amended (the "Act").

5. EXERCISE. The Option shall be exercisable in whole or in part at any time and from time to time during the term of the Option by written notice delivered to the Company at 900 Wilshire Boulevard, Suite 500, Los Angeles, California 90017. The notice shall state the number of Shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee in form and substance substantially as set forth in the Notice of Exercise, shall be signed by the Optionee and shall be accompanied by payment. The Option shall not be exercised at any time when its exercise or the delivery of the Shares referred to in the notice would be a violation of any law, governmental regulation or ruling. The Option shall be exercisable only by the Optionee. The Option can only be exercised when the underlying price of the common shares of the Company is 125% of the exercise price of the Option for a period of 10 days.

6. ASSIGNMENT AND TRANSFER. The Option and the rights and obligations of parties hereunder shall inure to the benefit of and shall be binding upon their successors and assigns.

7. OPTIONEE AS SHAREHOLDER. Optionee shall have all rights as a shareholder with respect to the Shares covered by the Option on and subsequent to the date of issuance of a stock certificate or stock certificates to it. Adjustments will be made for dividends or other rights with respect to which the record date is on or subsequent to the date such stock certificates were issued.

8. ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization or consolidation of, the number of shares covered by the Option shall be appropriately adjusted to ensure the same absolute benefit to the Optionee.

9. NOTICES. All notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the parties have executed this instrument on the day and year first written above.


ATTEST:

MERIDIAN  HOLDINGS,  INC.



By:  /S/  ANTHONY  C.  DIKE
     ----------------------

ANTHONY  C.  DIKE
CHIEF  EXECUTIVE  OFFICER
CHAIRMAN  OF  OPTION  COMMITTEE

                                    EXHIBIT C

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and effective as of November 1 , 1999, by and between Meridian Holdings, Inc., a Colorado corporation ("PARENT COMPANY"), Intercare Diagnostics, Inc., a California Corporation ("COMPANY"), and Russ A Lyon, an individual ("EXECUTIVE"), with respect to the following facts and circumstances:
                                    RECITALS

     Company desires to retain Executive as President and Chief Technology Officer of Intercare Diagnostics, Inc, the Company. Executive desires to be retained by the PARENT COMPANY in that capacity, on the terms and conditions and for the consideration set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:
ARTICLE  1

                               EMPLOYMENT AND TERM

EMPLOYMENT.  Company  hereby  engages Executive in the capacity as President and
----------
Chief Technology Officer of Intercare Diagnostics, Inc. a subsidiary of Meridian Holdings, Inc., and Executive hereby accepts such engagement by Company upon the terms and conditions specified below.

Term.  The  term  of this Agreement (the "Term") shall commence on  November 1_,
----                                                                -----------
1999 (or such earlier date on which Executive shall be released from his commitments to his current employer) and shall continue in force until November
                                                                       ---------
1 ,  2001,  unless  earlier  terminated  under  Article  6  below.  Each
-     -  ----
twelve-month period commencing as of January 1, 1999 is sometimes called a "year of the Term" (prorated for the first and last years of the Term).

                               DUTIES OF EXECUTIVE

DUTIES.  Executive shall perform all the duties and obligations of President and
------
Chief Technology Officer and such other executive duties consistent with the foregoing as may be assigned to him from time to time by the Company's Chairman, Chief Executive Officer, or Board of Directors of the Parent Company. Executive shall report to the Chairman and Chief Executive Officer of the Parent Company. Executive shall perform the services contemplated herein faithfully, diligently, to the best of his ability and in the best interests of Company. Executive shall devote all his business time and efforts to the rendition of such services. Executive shall at all times perform such services in compliance with, and to the extent of his authority, shall ensure that Company is in compliance with, any and all laws, rules and regulations applicable to Company of which Executive is aware. Executive shall, at all times during the Term, in all material respects adhere to and obey any and all written internal rules and regulations governing the conduct of Company's employees, as established or modified from time to time; provided, however, in the event of any conflict between the provisions of this Agreement and any such rules or regulations, the provisions of this Agreement shall control.

EXCLUSIVE  SERVICES.  Except  as  otherwise expressly provided herein, Executive
-------------------
shall devote his business time, attention, energies, skills, learning and best efforts to the business of Company. Executive may participate in social, civic, charitable, religious, business, educational or professional associations, so long as such participation does not materially interfere with the duties and obligations of Executive hereunder. This Section 2.2, however, shall not be construed to prevent Executive from making passive outside investments so long as such investments do not require material time of Executive or otherwise interfere with the performance of Executive's duties and obligations hereunder. Executive shall not make any investment in an enterprise that competes with Company without the prior written approval of Company after full disclosure of the facts and circumstances; provided, however, that so long as Executive does not utilize material, non-public information this sentence shall not preclude Executive from owning up to one percent (1%) of the securities of a publicly traded entity. During the Term (including the portion of the Term remaining in the event of a termination by the Company for cause under Section 6.1 or by Executive prior to the normal expiration of the Term) Executive shall not directly or indirectly work for or provide services to or own an equity interest in any person, firm or entity engaged in the Telemedicine Projects. In this regard, Executive acknowledges that the Telemedicine industry is national in scope and that accordingly this covenant shall apply throughout the United States.

                                  COMPENSATION

SALARY.  In  consideration for Executive's services hereunder, Company shall pay
------
Executive  an  annual salary at the rate of $100,000 per year during each of the
                                             -------
years of the Term; payable in accordance with Company's regular payroll schedule from time to time (less any deductions required for Social Security, state, federal and local withholding taxes, and any other authorized or mandated withholdings).

BONUS.  Executive shall be entitled to earn a bonus with respect to each year of
-----
the  Term  during which Executive is employed under this Agreement up to $25,000
                                                                          ------
 (prorated for partial years) based upon the following criteria: a) $ 15,000 if the Company meets its business plan as established by the Board of Directors for the year in question (as established by the Board of Directors) and does not exceed its capital budget for such year; b) an additional $5,000 if
                                                                        -----
the Company exceeds its business plan by at least five percent (5%), and c) the remaining $ 5,000 at the discretion of the Board. For purposes of
                 -----
determining whether the Company has met its business plan, income and expense relating to acquisitions and new projects made during the year shall be disregarded unless such acquisitions or projects were included in the business plan for the year and the plan shall be equitably adjusted for divestitures made during the year not contemplated by the business plan. No bonus under clause a) will be earned or payable if the Company's results are less than those established as target results in the business plan. Any such bonus earned by Executive shall be paid annually within [ninety] days after the conclusion of the Company's fiscal year.

STOCK  OPTIONS.  As  an  additional  element  of  compensation  to Executive, in
--------------
consideration of the services to be rendered hereunder, the Parent Company shall grant to Executive options to purchase 500,000 restricted shares of the
                                               -------
Parent  Company's  common  stock,  150,000 of which shall have an exercise price
                                   -------
equal to the fair market value of such stock on the date hereof, and the remaining 350,000 options which represents a signing bonus of 200,000 shares,
          --------
and  the  first  year option of 150,000 restricted shares of common stock  shall have  an  exercise  price  of  $0.50/share  (175,000Dollars).  The  terms  and
                               -----------   -------
conditions of such options shall be governed by a Stock Option Agreement between the Company and Executive, in the form attached hereto as Exhibit "A".

                               EXECUTIVE BENEFITS

VACATION.  In  accordance  with  the  general  policies  of  Company  applicable
--------
generally to other employees pursuant to Company's personnel policies from time to time, Executive shall be entitled to four weeks' vacation each calendar year, without reduction in compensation.

COMPANY  EMPLOYEE  BENEFITS.  Executive  shall  receive  all group insurance and
---------------------------
pension plan benefits and any other benefits on the same basis as they are available generally to other senior executives of the Company under Company personnel policies in effect from time to time.

BENEFITS.  Executive shall receive all other such fringe benefits as Company may
--------
offer generally to other senior executives of the Company under Company personnel policies in effect from time to time, such as health and disability insurance coverage and paid sick leave.

                           REIMBURSEMENT FOR EXPENSES

     Executive shall be reimbursed by Company for all ordinary and necessary expenses incurred by Executive in the performance of his duties or otherwise in furtherance of the business of Company in accordance with the policies of Company in effect from time to time. Executive shall keep accurate and complete records of all such expenses, including, but not limited to, proof of payment and purpose. Executive shall account fully for all such expenses to Company.

                                   TERMINATION

TERMINATION  FOR CAUSE.  Without limiting the generality of Section 6.2, Company
----------------------
shall have the right to terminate Executive's employment, without further obligation or liability to Executive, upon the occurrence of any one or more of the following events, which events shall be deemed termination for cause:

FAILURE  TO PERFORM DUTIES.  If Executive neglects or otherwise fails adequately
---------------------------
to perform the duties of his employment under this Agreement, after having received written notice specifying such failure to perform and a reasonable opportunity, not to exceed ten days, to perform.

WILLFUL  BREACH.  If  Executive  willfully  commits  a  material  breach of this
----------------
Agreement  or  a  material  breach  of  his  fiduciary  duty  to  Company.

WRONGFUL  ACTS.  If  Executive  is  convicted  of  a felony or any other serious
---------------
crime, commits a serious wrongful act or engages in other misconduct that would make the continuance of his employment by Company materially detrimental to Company, which determination shall be made as a reasonable exercise of Company's judgment.

DISABILITY.  If  Executive  is  physically  or  mentally  disabled  from  the
-----------
performance of a major portion of his duties for a continuous period of 60 days or greater, which determination shall be made as a reasonable exercise of Company's judgment, provided, however, if the Executive's disability is the result of a serious health condition as defined by the federal Family and Medical Leave Act (or its California equivalent) ("FMLA"), Executive's employment shall not be terminated during any period of FMLA-qualifying leave except as permitted by the FMLA. If there should be a dispute between Company and Executive as to Executive's physical or mental disability for purposes of this Agreement, the question shall be settled by the opinion of an impartial reputable physician or psychiatrist agreed upon by the parties or their representatives, or if the parties cannot agree within ten days after a request for designation of such party, then a physician or psychiatrist designated by the Los Angeles County Medical Association. The certification of such physician or psychiatrist as to the questioned dispute shall be final and binding upon the parties hereto.

TERMINATION  WITHOUT  CAUSE.  Notwithstanding  anything  to the contrary herein,
---------------------------
Company shall have the right to terminate Executive's employment under this Agreement at any time without cause by giving notice of such termination to Executive.

EFFECTIVENESS  ON  NOTICE.  Any  termination  under  this  Section  6  shall  be
-------------------------
effective upon receipt of notice by Executive of such termination or upon such other later date as may be specified by Company in the notice (the "Termination Date").

                             EFFECT OF TERMINATION.
                             ---------------------

PAYMENT OF SALARY AND EXPENSES UPON TERMINATION. If the Term of this Agreement is terminated, all benefits provided to Executive by Company hereunder shall thereupon cease and Company shall pay or cause to be paid to Executive all accrued but unpaid salary and vacation benefits. In addition, promptly upon submission by the Executive of his unpaid expenses incurred prior to the Termination Date and owing to Executive pursuant to Article 5, reimbursement for such expenses shall be made.
Termination for Disability. In the event of a termination under Section 6.1.4 (for disability), Executive may be eligible for benefits under the California State Disability Insurance program for his first six months of disability, and may thereafter be eligible for the benefits under any long term disability insurance policy which Company may have as in effect from time to time.
Eligibility and benefits with regard to either insurance program shall be governed by the applicable provisions of the insurance program or policy and shall not be the responsibility of Company.

TERMINATION  WITHOUT  CAUSE.  If  Company terminates Executive without cause, in
---------------------------
addition to amounts payable to Executive under Section 6.4.1, Executive shall be entitled to receive the amounts specified in Article 3 through the end of the Term, payable in accordance with Company's regular salary payment schedule from time to time. During the period from the Termination Date until the end of the Term (the "Mitigation Period") the payments which Company is obligated to make to Executive under this Section 6.4.3 shall be reduced by the amount of compensation which is, or reasonably could have been, earned by Executive from other sources with respect to the Mitigation Period. If Executive earns more than the amounts specified in this Section 6.4.3 with respect to the Mitigation Period, Executive shall not be entitled to any payments from Company with respect to the Mitigation Period, but Executive shall not be obligated to pay the amount of any excess to Company (but Executive shall be obligated to return to Company any payments previously made to Executive in excess of the amounts due under this Section 6.4.3). During the Mitigation Period Executive shall have an affirmative duty to seek other employment of a comparable nature and shall truthfully, accurately and promptly report and account in writing to Company for all compensation earned by Executive with respect to the Mitigation Period.

SUSPENSION.  In  lieu  of terminating Executive's employment hereunder for cause
----------
under Section 6.1, Company shall have the right, at its sole election, to suspend the operation of this Agreement during the continuance of events or circumstances under Section 6.1 (the "Default Period") by giving Executive written notice of Company's election to do so at any time during the Default Period. Company shall have the right to extend the Term beyond its normal expiration date by the period(s) of any suspension(s). Company's exercise of its right to suspend the operation of this Agreement shall not preclude Company from subsequently terminating Executive's employment hereunder. Executive shall not render services to any other person, firm or corporation in the [type of business] during any period of suspension. Executive shall not be entitled to any compensation pursuant to the provisions hereof during the Default Period except that, if Company elects to suspend the operation of this Agreement after cause due to Executive's disability under Section 6.1.4, Company shall continue to pay all compensation to the extent due hereunder until such time as the Executive is eligible to receive long term disability insurance payments with regard to any insurance program for which Company pays any portion of the premiums.

                                 CONFIDENTIALITY
NONDISCLOSURE  OF  CONFIDENTIAL  MATERIAL.  In  the  performance  of his duties,
-----------------------------------------
Executive may have access to confidential records, including, but not limited to, development, marketing, organizational, financial, managerial, administrative and sales information, data, specifications and processes presently owned or at any time hereafter developed, by Company or its agents or consultants, or used presently or at any time hereafter in the course of its business that is not otherwise part of the public domain (collectively, the "Confidential Material"). All such Confidential Material is considered secret and is disclosed to Executive in confidence. Executive acknowledges that the Confidential Material constitutes proprietary information of Company which draws independent economic value, actual or potential, from not being generally known to the public or to other persons who could obtain economic value from its disclosure or use, and that Company has taken efforts reasonable under the circumstances, of which this Section 7.1 is an example, to maintain its secrecy. Except in the performance of his duties to Company, Executive shall not, directly or indirectly for any reason whatsoever, disclose, divulge, communicate use or otherwise disclose any such Confidential Material, unless such Confidential Material ceases to be confidential because it has become part of the public domain (not due to a breach by Executive of his obligations hereunder). Executive shall also take all reasonable actions appropriate to maintain the secrecy of all Confidential Information. All records, lists, memoranda, correspondence, reports, manuals, files, drawings, documents, equipment and other tangible items (including computer software), wherever located, relating in any way to the Confidential Material or otherwise to Company's business, which Executive shall prepare, use or encounter, shall be and remain Company's sole and exclusive property and shall be included in the Confidential Material. Upon termination of this Agreement, or whenever requested by Company, Executive shall promptly deliver to Company any and all of the Confidential Material, not previously delivered to Company, that may be, or at any previous time has been, in the possession or under the control of Executive.

ASSIGNMENT  OF  INTELLECTUAL  PROPERTY  RIGHTS.  Any ideas, processes, know-how,
----------------------------------------------
copyrightable works, maskworks, trade or service marks, trade secrets, inventions, developments, discoveries, improvements and other matters that may be protected by intellectual property rights, that are the results of Executive's efforts during the Term (collectively, the "Executive Work Product"), whether conceived or developed alone or with others, and whether or not conceived during the regular working hours of Company, shall be deemed works made for hire and are the property of Company. In the event that for whatever reason such Executive Work Product shall not be deemed a work made for hire, Executive agrees that such Executive Work Product shall become the sole and exclusive property of Company, and Executive hereby assigns to Company his entire right, title and interest in and to each and every patent, copyright, trade or service mark (including any attendant goodwill), trade secret or other intellectual property right embodied in the Executive Work Product. Company shall also have the right, in its sole discretion to keep any and all of the Executive Work Product as Company's Confidential Material. The foregoing work made for hire and assignment provisions are and shall be in consideration of this agreement of employment by Company, and no further consideration is or shall be provided to Executive by Company with respect to these provisions. Executive agrees to execute any assignment documents Company may require confirming Company's ownership of any of the Executive Work Product. Executive also waives any and all moral rights with respect to any such works, including without limitation any and all rights of identification of authorship and/or rights of approval, restriction or limitation on use or subsequent modifications. The Executive promptly will disclose to Company any Executive Work Product.

NO  UNFAIR  COMPETITION  AFTER  TERMINATION  OF  AGREEMENT.  Executive  hereby
----------------------------------------------------------
acknowledges that the sale or unauthorized use or disclosure of any of Company's Confidential Material obtained by Executive by any means whatsoever, at any time before, during or after the Term shall constitute unfair competition. Executive shall not engage in any unfair competition with Company either during the Term or at any time thereafter.

NO  HIRE  AWAY.  During  the  Term  and  for  a  period  of one year thereafter,
--------------
Executive shall not directly or indirectly hire or solicit any employee of Company or any of its subsidiaries (or any person who was such an employee within six months prior to such occurrence) or encourage any such employee to leave the employment of Company or any of its subsidiaries.

NON-SOLICITATION  OF  CUSTOMERS.  During  the Term and for a period of two years
-------------------------------
thereafter, Executive shall not directly or indirectly solicit any customers of Company or its subsidiaries, or encourage any such customers to use the facilities or services of any competitor of Company or its subsidiaries.

IRREPARABLE  INJURY.  The promised service of Executive under this Agreement and
-------------------
the other promises of this Article 7 are of a special, unique, unusual, extraordinary, or intellectual character, which gives them peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law.

REMEDIES  FOR  BREACH.  Executive  agrees  that  money  damages  will  not  be a
---------------------
sufficient  remedy  for  any  breach of the obligations under this Article 7 and
Article 2 hereof and that Company shall be entitled to injunctive relief (which shall include, but not be limited to, restraining Executive from directly or indirectly working for or having an ownership interest in any person engaged in the Telemedicine business or using or disclosing the Confidential Material) and to specific performance as remedies for any such breach. Executive agrees that Company shall be entitled to such relief, including temporary restraining orders, preliminary injunctions and permanent injunctions, without the necessity of proving actual damages and without the necessity of posting a bond or making any undertaking in connection therewith. Any such requirement of a bond or undertaking is hereby waived by Executive and Executive acknowledges that in the absence of such a waiver, a bond or undertaking might otherwise be required by the court. Such remedies shall not be deemed to be the exclusive remedies for any breach of the obligations in this Article 7, but shall be in addition to all other remedies available at law or in equity.

                                   ARBITRATION

     In the event there is any dispute between Executive and Company which the parties are unable to resolve themselves, including any dispute with regard to the application, interpretation or validity of this Agreement or any dispute with regard to any aspect of Executive's employment or the termination of Executive's employment, both Executive and Company agree by entering into this Agreement that the exclusive remedy for determining any such dispute, regardless of its nature, will be by arbitration in accordance with the then most applicable rules of the American Arbitration Association; provided, however, the breach of the obligation to provide services under this Agreement or of the obligations of Article 7 may be enforced by an action for injunctive relief and damages in a court of competent jurisdiction. In the event of any conflict between this Agreement and the rules of the American Arbitration Association, the provisions of this Agreement shall be determinative. In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list designated by the Los Angeles Office of the American Arbitration Association of seven arbitrators all of whom shall be retired judges of the Superior or appellate courts resident in Los Angeles who are members of the "Independent List" of retired judges. If the parties are unable to select an arbitrator from the list provided by the American Arbitration Association, then the parties shall each strike names alternatively from the list, with the first to strike being determined by lot. After each party has used three strikes, the remaining name on the list shall be the arbitrator. Any arbitration shall be administered by the American Arbitration Association only if both parties so agree. This agreement to resolve any disputes by binding arbitration shall extend to claims against any shareholder or partner of the Company, any brother-sister company, parent, subsidiary or affiliate of the Company, any officer, director, employee, or agent of the Company, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law. Unless mutually agreed by the parties otherwise, any arbitration shall take place in Los Angeles County, California. In the event the parties are unable to agree upon a location for the arbitration, the location within Los Angeles County shall be determined by the arbitrator. The prevailing party in such arbitration proceeding, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled to the extent permitted by law, to reimbursement from the other party for all of the prevailing party's costs (including but not limited to the arbitrator's compensation), expenses and attorneys' fees.
                                  MISCELLANEOUS

AMENDMENTS.  The  provisions  of  this  Agreement  may  not  be waived, altered,
----------
amended or repealed in whole or in part except by the signed written consent of the parties sought to be bound by such waiver, alteration, amendment or repeal.

ENTIRE  AGREEMENT.  This  Agreement constitutes the total and complete agreement
-----------------
of the parties and supersedes all prior and contemporaneous understandings and agreements heretofore made, and there are no other representations, understandings or agreements.

COUNTERPARTS.  This  Agreement may be executed in one or more counterparts, each
------------
of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

SEVERABILITY.  Each  term,  covenant,  condition  or provision of this Agreement
------------
shall be viewed as separate and distinct, and in the event that any such term, covenant, condition or provision shall be deemed by an arbitrator or a court of competent jurisdiction to be invalid or unenforceable, the court or arbitrator finding such invalidity or unenforceability shall modify or reform this Agreement to give as much effect as possible to the terms and provisions of this Agreement. Any term or provision which cannot be so modified or reformed shall be deleted and the remaining terms and provisions shall continue in full force and effect.

WAIVER  OR  DELAY.  The failure or delay on the part of Company, or Executive to
-----------------
exercise any right or remedy, power or privilege hereunder shall not operate as a waiver thereof. A waiver, to be effective, must be in writing and signed by the party making the waiver. A written waiver of default shall not operate as a waiver of any other default or of the same type of default on a future occasion.

SUCCESSORS  AND  ASSIGNS.  This Agreement shall be binding on and shall inure to
------------------------
the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns, except as otherwise provided herein.

NO  ASSIGNMENT  OR TRANSFER BY EXECUTIVE.  Neither this Agreement nor any of the
----------------------------------------
rights, benefits, obligations or duties hereunder may be assigned or transferred by Executive. Any purported assignment or transfer by Executive shall be void.

NECESSARY ACTS.  Each party to this Agreement shall perform any further acts and
--------------
execute and deliver any additional agreements, assignments or documents that may be reasonably necessary to carry out the provisions or to effectuate the purpose of this Agreement.

GOVERNING LAW.  This Agreement and all subsequent agreements between the parties
-------------
shall be governed by and interpreted, construed and enforced in accordance with the laws of the State of California.

NOTICES.  All  notices,  requests,  demands and other communications to be given
-------
under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served on the party to whom notice is to be given, or 48 hours after mailing, if mailed to the party to whom notice is to be given by certified or registered mail, return receipt requested, postage prepaid, and properly addressed to the party at his address set forth as follows or any other address that any party may designate by written notice to the other parties:

To  Executive:     [Name]
                   [Address]
                   [Fax  number,  if  applicable]

with  copy  to:

To  Company:       Meridian  Holdings,  Inc.
                   900  Wilshire  Blvd,  Suite 500,
                   Los Angeles,  California  90017

                   [Attn:  Anthony  C.  Dike,  CEO]
                           -----------------------

with  copy  to     Irell  &  Manella  LLP
                   1800  Avenue  of  the  Stars,  Suite  900
                   Los  Angeles,  California  90067-4276

                   Attn:  Ede  C.  Ibekwe,  Esq.

HEADINGS AND CAPTIONS.  The headings and captions used herein are solely for the
---------------------
purpose of reference only and are not to be considered as construing or interpreting the provisions of this Agreement.

ConstRUCTION.   All terms and definitions contained herein shall be construed in
------------
such a manner that shall give effect to the fullest extent possible to the express or implied intent of the parties hereby.

COUNSEL.  Executive  has been advised by Company that he should consider seeking
-------
the advice of counsel in connection with the execution of this Agreement and Executive has had an opportunity to do so. Executive has read and understands this Agreement, and has sought the advice of counsel to the extent he has determined appropriate.

WITHHOLDING  OF  COMPENSATION.  Executive  hereby agrees that Company may deduct
-----------------------------
and withhold from the compensation or other amounts payable to Executive hereunder or otherwise in connection with Executive's employment any amounts required to be deducted and withheld by Company under the provisions of any applicable Federal, state and local statute, law, regulation, ordinance or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.



EXECUTIVE                              COMPANY


/S/  Russ  A.  Lyon                    Meridian  Holdings,  Inc.,
-------------------                    a  Colorado  corporation
Russ  A.  Lyon

Social Security No.: _____________     By:  /s/  Anthony  C.  Dike
                     -------------          -------------------------
                                       Its: Chairman & Chief Executive Officer